UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     December 31, 2010

HALLMARK FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

001-11252	87-0447375
(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 1000, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

817-348-1600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

On January 3, 2011, the Registrant issued a press release announcing the completion of the acquisition of State Auto National Insurance Company.  A copy of the Registrant’s press release is attached as Exhibit 99.1 to this Current Report.

Item 8.01     Other Events

On December 31, 2010, Hallmark Insurance Company (the “Buyer”), a wholly-owned subsidiary of Hallmark Financial Services, Inc. (the “Registrant”), completed the acquisition of 100% of the issued and outstanding capital stock of State Auto National Insurance Company (“SAN”) from State Auto Financial Corporation (the “Seller”).  SAN is an Ohio domiciled insurance company which writes non-standard personal automobile policies through independent agents in 21 states.  Prior to the transaction, there was no material relationship between the Seller, SAN or any of their affiliates, on the one hand, and the Buyer, the Registrant or any of their affiliates, on the other hand.

The Buyer acquired SAN for initial consideration of $14.0 million paid in cash on January 3, 2011, from working capital of the Buyer.  The cash purchase price is subject to post-closing adjustment to the extent the statutory capital and surplus of SAN as of the closing date was greater or less than $10.0 million.  In addition, an earnout of up to $2.0 million is payable to Seller quarterly in an amount equal to 2% of gross collected premiums on new or renewal personal lines insurance policies written by SAN agents during the three years following closing.

Simultaneous with the closing of the acquisition of SAN by the Buyer, SAN entered into a Loss Portfolio Transfer Reinsurance Contract and a Quota Share Reinsurance Contract with an affiliate of the Seller, State Auto Property & Casualty Insurance Company (the “Reinsurer”), pursuant to which the Reinsurer will handle all claims and assume all liabilities arising under policies issued by SAN prior to the closing or during a transition period of up to six months following the closing.  The parties are also subject to restrictive covenants pursuant to which, for a period of up to three years, (a) the Seller will be limited in its ability to write non-standard personal automobile insurance policies in the states presently served by SAN, and (b) the Buyer will not encroach on the Seller’s relationships with SAN agents except with respect to non-standard personal automobile insurance.

Item 9.01     Financial Statements and Exhibits

(c)          Exhibits.

99.1     Press release dated January 3, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

HALLMARK FINANCIAL SERVICES, INC.

Date: January 4, 2011	By:	/s/ Jeffrey R. Passmore
Jeffrey R. Passmore, Chief Accounting Officer